Exhibit 8.1
Principal subsidiaries
The following is a list of Ternium’s subsidiaries at December 31, 2010.

			Percentage of ownership at
	Country of		December 31,
Company	Organization	Main activity	2010	2009	2008

Ternium S.A.	Luxembourg	Holding	100.00%	100.00%	100.00%
Ternium Investments S.à.r.l. (1)	Luxembourg	Holding	100.00%	—	—
Ternium Brasil S.A. (2)	Brazil	Holding	100.00%	100.00%	100.00%
Siderúrgica do Norte Fluminense S.A. (3)	Brazil	Manufacturing and selling of steel products	100.00%	—	—
Ylopa — Servicos de Consultadoria Lda. (4)	Portugal	Holding	94.38%	94.38%	94.38%
Consorcio Siderurgia Amazonia S.L.U. (5)	Spain	Holding	94.38%	94.38%	94.38%
Secor- Servicios Corporativos S.A. (5)	Venezuela	Holding	94.38%	94.38%	93.44%
Ternium Internacional España S.L.U. (2)	Spain	Marketing of steel products	100.00%	100.00%	100.00%
Siderar S.A.I.C. (6)	Argentina	Manufacturing and selling of flat steel products	60.94%	60.94%	60.93%
Impeco S.A. (7)	Argentina	Manufacturing of pipe products	60.97%	60.97%	60.96%
Prosid Investments S.C.A. (7)	Uruguay	Holding	60.94%	60.94%	60.93%
Inversiones Basilea S.A. (8)	Chile	Purchase and sale of real estate and other	60.94%	60.94%	60.93%
Ternium Mexico S.A. de C.V. (9)	Mexico	Holding	88.72%	88.71%	88.71%
Hylsa S.A. de C.V. (10)	Mexico	Manufacturing and selling of steel products	88.72%	88.71%	88.71%
Las Encinas S.A. de C.V. (10)	Mexico	Exploration, exploitation and pelletizing of iron ore	88.72%	88.71%	88.71%
Ferropak Comercial S.A. de C.V. (10)	Mexico	Scrap services company	88.72%	88.71%	88.71%
Ferropak Servicios S.A. de C.V. (10)	Mexico	Services	88.72%	88.71%	88.71%
Galvacer America Inc (10)	USA	Distributing company	88.72%	88.71%	88.71%
Galvamet America Corp (10)	USA	Manufacturing and selling of insulated panel products	88.72%	88.71%	88.71%
Transamerica E. & I. Trading Corp (10)	USA	Scrap company	88.72%	88.71%	88.71%
Técnica Industrial S.A. de C.V. (10)	Mexico	Services	88.72%	88.71%	88.71%
Sefimsa S.A. de C.V. (10)	Mexico	Financial services	88.72%	88.71%	88.71%
Ecore Holding S. de R.L. de C.V. (10)	Mexico	Holding	88.72%	88.71%	88.71%
Neotec L.L.C. (10)	USA	Holding	88.72%	88.71%	88.71%
Treasury Services S.A. de C.V. (10)	Mexico	Financial services	88.72%	88.71%	88.71%
APM, S.A. de C.V. (10)	Mexico	Manufacturing and selling of steel products	88.72%	88.71%	88.71%
Acedor, S.A. de C.V. (10)	Mexico	Holding	88.72%	88.71%	88.71%
Empresas Stabilit S.A. de C.V. (10)	Mexico	Holding	88.72%	88.71%	88.71%
Acerus S.A. de C.V. (10)	Mexico	Manufacturing and selling of steel products	88.72%	88.71%	88.71%

			Percentage of ownership at
	Country of		December 31,
Company	Organization	Main activity	2010	2009	2008

Imsa Monclova S.A. de C.V. (10)	Mexico	Services	88.72%	88.71%	88.71%
Ternium Internacional Guatemala S.A. (10)	Guatemala	Selling of steel products	88.72%	88.71%	88.71%
Corporativo Grupo Imsa S.A. de C.V. (10)	Mexico	Services	88.72%	88.71%	88.71%
Ternium USA Inc. (10)	USA	Manufacturing and selling of steel products	88.72%	88.71%	88.71%
Consorcio Minero Benito Juarez Peña Colorada S.A.de C.V. (11)	Mexico	Exploration, exploitation and pelletizing of iron ore	44.36%	44.36%	44.36%
Peña Colorada Servicios S.A. de C.V. (11)	Mexico	Services	44.36%	44.36%	44.36%
Servicios Integrales Nova de Monterrey S.A. de C.V. (12)	Mexico	Medical and social services	66.09%	66.09%	66.09%
Ternium Guatemala S.A.	Guatemala	Manufacturing and selling of steel products	88.72%	88.71%	88.71%
Ternium Internacional Nicaragua S.A.	Nicaragua	Manufacturing and selling of steel products	88.18%	88.18%	88.09%
Ternium Internacional Honduras S.A. de C.V.	Honduras	Manufacturing and selling of steel products	88.01%	88.00%	88.00%
Ternium Internacional El Salvador, S.A. de C.V.	El Salvador	Manufacturing and selling of steel products	88.66%	88.65%	88.65%
Ternium Internacional Costa Rica S.A.	Costa Rica	Manufacturing and selling of steel products	88.72%	88.71%	88.71%
Ferrasa S.A.S. (13)	Colombia	Manufacturing and selling of steel products	54.00%	—	—
Perfilamos del Cauca S.A.S. (13)	Colombia	Manufacturing and selling of steel products	54.00%	—	—
Figuraciones S.A.S. (13)	Colombia	Manufacturing and selling of steel products	54.00%	—	—
Siderúrgica de Caldas S.A.S. (13)	Colombia	Manufacturing and selling of steel products	54.00%	—	—
Recolectora Industrial de Colombia S.A. (1)	Colombia	Scrap services company	28.70%	—	—
Procesadora de Materiales Industriales S.A. (1)	Colombia	Scrap services company	32.40%	—	—
Desechos Industriales de Colombia S.A. (1)	Colombia	Scrap services company	29.70%	—	—
Tenigal S. de R.L. de C.V. (14)	Mexico	Manufacturing and selling of steel products	51.00%	—	—
Ternium Investments Switzerland AG (2)	Switzerland	Holding	100.00%	—	—
Ternium Internacional S.A. (15)	Uruguay	Holding and marketing of steel products	100.00%	100.00%	100.00%
Ternium International Ecuador S.A. (16)	Ecuador	Marketing of steel products	100.00%	100.00%	100.00%
Ternium International USA Corporation (16)	USA	Marketing of steel products	100.00%	100.00%	100.00%
Ternium Internationaal B.V. (16)	Netherlands	Marketing of steel products	100.00%	100.00%	100.00%
Ternium Internacional Perú S.A. (16)	Peru	Marketing of steel products	100.00%	100.00%	100.00%
Ternium Internacional de Colombia S.A. (16)	Colombia	Marketing of steel products	100.00%	100.00%	100.00%
Ternium Procurement S.A. (15)	Uruguay	Procurement services	100.00%	100.00%	100.00%
Ternium International Inc. (15)	Panama	Marketing of steel products	100.00%	100.00%	100.00%
Ternium Engineering & Services S.A. (17)	Uruguay	Engineering and other services	100.00%	100.00%	—

			Percentage of ownership at
	Country of		December 31,
Company	Organization	Main activity	2010	2009	2008

Ternium Ingeniería y Servicios de Argentina S.A.	Argentina	Engineering and other services	100.00%	100.00%	—
Ternium Ingeniería y Servicios de Mexico S.A. de C.V.	Mexico	Engineering and other services	100.00%	100.00%	—
Ternium Treasury Services S.A. (15)	Uruguay	Financial services	100.00%	100.00%	100.00%
Ternium Treasury Services B.V. (15)	Netherlands	Financial services	100.00%	100.00%	100.00%
Ferrasa Panamá, S.A. (18)	Panama	Manufacturing and selling of steel products	54.00%	—	—
Aceros Transformados de Panamá, S.A. (18)	Panama	Manufacturing and selling of steel products	54.00%	—	—
Ternium Investments S.A. (formerly Dirken Company S.A.) (19)	Uruguay	Holding	—	100.00%	100.00%

(1)	Incorporated in the fourth quarter of 2010.

(2)	Indirectly through Ternium Investments S.à.r.l. Total voting rights held 100.00%

(3)	Indirectly through Ternium Brasil S.A. Total voting rights held: 100.00%. Incorporated during 2010.

(4)	Indirectly through Ternium Investments S.á.r.l. (85.62%) and Prosid Investments S.C.A. (8.76%). Total voting rights held: 100.00%

(5)	Indirectly through Ylopa — Servicos de Consultadoría Lda. Total voting rights held: 100.00%. As of April 25, 2008, Consorcio Siderurgia Amazonia S.L.U. was relocated into Spain (formerly Cayman Islands)

(6)	Indirectly through Ternium Internacional España S.L.U. Total voting rights held: 60.94%

(7)	Indirectly through Siderar S.A.I.C and Ternium Internacional S.A. Total voting rights held 100.00%

(8)	Indirectly through Siderar S.A.I.C. Total voting rights held 100.00%

(9)	Indirectly through Siderar S.A.I.C., Inversiones Basilea S.A. and Ternium Internacional España S.L.U. Total voting rights held 99.93%

(10)	Indirectly through Ternium Mexico S.A. de C.V. Total voting rights held: 100.00%

(11)	Indirectly through Ternium Mexico S.A. de C.V. Total voting rights held: 50.00%. Consolidated under the proportionate consolidation method.

(12)	Indirectly through Ternium Mexico S.A. de C.V. Total voting rights held: 74.50%

(13)	Indirectly through Ternium Internacional España S.L.U. Total voting rights held: 54.00%. Incorporated during 2010. (See note 3 to our consolidated financial statements as of December 31, 2010)

(14)	Indirectly through Ternium Internacional España S.L.U. Total voting rights held: 51.00%. Incorporated during 2010. (See note 31 to our consolidated financial statements as of December 31, 2010)

(15)	Indirectly through Ternium Investments Switzerland AG. Total voting rights held: 100.00%

(16)	Indirectly through Ternium Internacional S.A. Total voting rights held 100.00%

(17)	Indirectly through Ternium Internacional Inc. Total voting rights held 100.00%

(18)	Indirectly through Ternium Treasury Services S.A. Total voting rights held: 54.00%. Incorporated during 2010. (See note 3 to our consolidated financial statements as of December 31, 2010)

(19)	This company was dissolved as of December 6, 2010.